UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

______________

TIANCI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-184061	45-5540446
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Unit B,10/F., Ritz Plaza, No.122 Austin Road, Tsim Sha Tsui, Kowloon, Hong Kong 999077

(Address of Principal Executive Office) (Zip Code)

61-0296721899

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

On April 24, 2024 the Registrant sold 80,000 shares of Series B Preferred Stock to RQS Capital Limited. The shares were sold for a cash payment of $80,000. The shares were issued in a private offering to an investor that was acquiring the shares for its own account. The offering, therefore, was exempt from registration under the Securities Act of 1933 pursuant to Section 4(a)(2) of the Securities Act. The sale was also exempt from registration pursuant to Rule 902(1)(i) of Regulation S, as the purchaser was a non-U.S. person and Rule 903 was complied with.

Shufang Gao, the Registrant’s Chief Executive Officer, is the majority shareholder and Chairman of RQS Capital Limited. With the addition of the Series B Preferred Stock purchased by RQS Capital Limited to its prior holding of 6,960,000 shares of common stock, RQS Capital Limited holds 65.67% of the aggregate voting power of the Registrant.

ITEM 5.03	AMENDMENT TO ARTICLES OF INCORPORATION

On April 24, 2024 the Registrant filed with the Nevada Secretary of State a Certificate of Designation of 80,000 shares of Series B Preferred Stock. Each share of Series B Preferred Stock may be converted by the holder of the share into 100 shares of common stock, subject to equitable adjustment of the conversion rate. The holder of Series B Preferred Stock will have voting rights equal to the holder of the number of shares of common stock into which the Series B Preferred Stock is convertible. Upon liquidation of the Registrant, each holder of Series B Preferred Stock will be entitled to receive, out of the net assets of the Registrant, $0.01 per share, then to share in the distribution on an as-converted basis.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a	Certificate of Designation of Series B Preferred Stock filed on April 24, 2024.
104	Cover page interactive data file (embedded within the iXBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tianci International, Inc.

Date: April 26, 2024	By:	/s/ Shufang Gao Shufang Gao, CEO

3